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                                                                      Exhibit 10

                       CONSENT OF INDEPENDENT ACCOUNTANT

     I hereby consent to the use of my report, dated March 12, 1999, on the balance sheet of Cypost Corporation as of December 31, 1998 and for the related statements of operations, cash flows and shareholders' equity for the year ended December 31, 1998 and for the period from inception, September 5, 1997, to December 31, 1998.

                                                  Thomas P. Monahan

July 15, 1999